THE ADVISORS' INNER CIRCLE FUND

                             HGK EQUITY VALUE FUND

                     SUPPLEMENT DATED APRIL 18, 2011 TO THE
 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI



At the recommendation of HGK Asset Management, Inc. ("HGK"), the adviser of the HGK Equity Value Fund (the "Fund"), the Board of Trustees of The Advisors' Inner Circle Fund has determined that it is in the Fund's best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders, other than those from participants in plans that include the Fund as an investment option. The Fund is expected to cease operations and liquidate on or about May 18, 2011 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectus under "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the Fund's liquidation, HGK may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 HGK-SK-005-0100